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                                                                      EXHIBIT 10

                                IRREVOCABLE PROXY

         Subject to the closing of the transactions contemplated in the Stock Purchase Agreement between Eastbourne Capital Management L.L.C., on behalf of Black Bear Fund I, L.P., Black Bear Fund II, L.L.C., Black Bear Offshore Fund and Black Bear Pacific Master Fund, and ManorCare Health Services, Inc., dated June 29, 2000, the undersigned, revoking any proxy previously given, hereby appoints Paul A. Ormond, M. Keith Weikel, Geoffrey G. Meyers and R. Jeffrey Bixler, and each of them, as proxies and attorneys-in-fact, with full powers of substitution and re-substitution and pursuant to the provisions of the Minnesota Business Corporation Act, to vote, or to execute and deliver written consents or otherwise act with respect to, two hundred thirty thousand six hundred (230,600) shares of common stock, $.03 par value, of IN HOME HEALTH, INC., a Minnesota corporation (the "Corporation"), which the undersigned is now or at any time during the effectiveness hereof entitled to vote (the "Shares") as fully, to the same extent and with the same effect as the undersigned might or could do under any applicable laws or regulations governing the rights and powers of stockholders of a Minnesota corporation in connection with any actions submitted to a vote of, or other action by, the stockholders of the Corporation. The undersigned hereby affirms that this proxy is executed in connection with a sale of the Shares, is coupled with an interest and is irrevocable. THIS PROXY IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE. IT SHALL REMAIN IN FULL FORCE AND EFFECT UNTIL THE TENTH ANNIVERSARY HEREOF. THIS PROXY SHALL BE ENFORCEABLE AGAINST ANY DONEE, TRANSFEREE OR ASSIGNEE OF THE STOCK.

Dated: June 29, 2000

EASTBOURNE CAPITAL MANAGEMENT, L.L.C., on behalf of
Black Bear Fund I, L.P., Black Bear Fund II, L.L.C., Black Bear Offshore Fund and Black Bear Pacific Master Fund

                                        By:     /s/ Eric M. Sippel
                                                ------------------
                                        Name:   Eric M. Sippel
                                        Title:  Chief Operating Officer